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                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549

                                -----------


                                  FORM 8-K


                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



                             February 11, 2002
              ------------------------------------------------
              Date of Report (Date of earliest event reported)



                                   INFERTEK, INC.
             (formerly Smartsources.com, a Washington corporation,
                Smartsources.com, Inc., a Colorado corporation,
                     Innovest Capital Sources Corporation,
          Telco Communications, Inc. and Cody Capital Corporation)
          --------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)





   WASHINGTON                    000-18232                    98-0352034
------------------             -------------             -------------------
(State or Other                 (Commission                 (IRS Employer
 Jurisdiction of                File Number)             Identification No.)
 Incorporation)





                        2030 MARINE DRIVE, SUITE 100
             NORTH VANCOUVER, BRITISH COLUMBIA V7P 1V7, CANADA
        -----------------------------------------------------------
        (Address of Principal Executive Offices, Including Zip Code)





                               (604) 986-0889
                      -------------------------------
                      (Registrant's telephone number,
                            including area code)

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ITEM 5.   OTHER EVENTS.

     Although the results of registrant's operations have continued to improve in recent months, they have not resulted in any significant net positive cash flow, and the registrant's financial condition has continued to deteriorate.
In recent months, registrant's existing and potential customers have identified the existence of registrant's indebtedness to its principal creditor as a reason for declining to award new business to registrant. Registrant attempted but was unsuccessful in negotiating with this creditor an exchange of this indebtedness for equity, and registrant has not made the interest payments on this indebtedness that came due in January and February 2002. The audit of registrant's financial statements for its fiscal year ended September 30, 2001 has not been completed by its new auditors, and registrant was not able to timely file its annual report on Form 10-KSB. As a consequence, cessation of quotation of its shares of common stock on the Over-the-Counter Bulletin Board is imminent.

     In view of these circumstances, registrant is engaged in the process of curtailing its operations. Because virtually all of registrant's assets consist of intangibles having little if any value without technical and other support services related to those assets, registrant expects to attempt to retain its key support staff as long as feasible under the circumstances to continue to fully serve its customers and retain existing value as an operating unit. Registrant is presently seeking a purchaser for all or a portion of registrant's assets, together with an assignment of staff related to the operations associated with those assets, in an attempt to realize some value in order to make partial payment to its creditors. Whether or not registrant will be able to identify a purchaser and successfully negotiate and close a sale is uncertain, particularly because a sale might require shareholder approval and the amount involved might not result in sufficient value to shareholders to obtain the requisite shareholder vote to approve the sale. Should a purchaser be found, it may thus be necessary in connection with the purchase for the registrant to pursue a proceeding under either Canadian or US bankruptcy laws; otherwise, registrant does not contemplate initiating a proceeding under those laws.




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                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: February 11, 2002            INFERTEK, INC.



                                   By: /s/ Aurora Davidson
                                       ------------------------------------
                                        Aurora Davidson
                                        Chief Financial Officer